CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iron Eagle Group, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Bovalino, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Michael J. Bovalino
-----------------------------
Michael J. Bovalino
Chief Executive Officer

May 20, 2010


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iron Eagle Group, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Hoffman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Eric Hoffman
-----------------------------
Eric Hoffman
Chief Financial Officer

May 20, 2010